                                MONTHLY STATEMENT
                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1996-1
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the ("Agreement") as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Senior Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1996-1 Certificates with respect to the Distribution Date occuring on July 15, 2002, and with respect to the performance of the Trust during the month of June the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original Principal amount of $1,000 per $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 1996-1 Senior Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Senior
                  Certificateholders per $1,000 original
                  certificate principal amount                         $1.563333

         (2)      The amount set forth in A(1) above
                  distributed to Senior Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $1.563333

         (3)      The amount set forth in A(1) above
                  distributed to Senior Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

B)       Information Regarding the Performance of the Trust

         (1) Allocation of Receivables Collections to the Series 1996-1 Certificates

                  (a)      The aggregate amount of Finance
                           Charge Receivables collected
                           during the Monthly Period
                           immediately preceding the
                           Distribution Date                      $94,486,045.03

                  (b)      The aggregate amount of
                           Interchange collected and
                           allocated to the Trust for the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,288,119.53

                  (c)      The aggregate amount of Principal
                           Receivables collected during the
                           Monthly Period immediately
                           preceding the Distribution Date       $491,563,372.07

                  (d)      The Floating Allocation
                           Percentage with respect to the
                           Series 1996-1 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date            13.697645%

                  (e)      The Principal Allocation
                           Percentage with respect to the
                           Series 1996-1 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date            13.697645%

                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         July 15, 2002 Distribution Date
                     ---------------------------------------


                  (f)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1996-1
                           Certificates for the Monthly
                           Period immediately preceding the
                           Distribution Date                      $13,940,663.71

                  (g)      The Principal Receivables
                           collected and allocated to the
                           Series 1996-1 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date        $67,332,605.39

         (2)      Available Finance Charge Collections and
                  Reallocated Principal Collections for
                  Series 1996-1 for the Monthly Period
                  immediately preceding the Distribution
                  Date

                  (a)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1996-1
                           Certificates                           $13,940,663.71

                  (b)      Collection Account and Special
                           Funding Account investment
                           earnings allocated to the Series
                           1996-1 Certificates                             $0.00

                  (c)      Principal Funding Account
                           Investment Proceeds                             $0.00

                  (d)      Prefunding Account Investment
                           Proceeds                                        $0.00

                  (e)      Reserve Account withdrawals, if
                           applicable                                      $0.00

                  (f)      Additional Finance Charges from
                           other Series allocated to the
                           Series 1996-1 Certificates                      $0.00

                  (g)      Payments, if any, on deposit as
                           of the Determination Date
                           received from any Interest Rate
                           Protection Agreements                           $0.00

                  (h)      Reallocated Principal Collections               $0.00

                  (i)      Total Available Finance Charge
                           Collections and Reallocated
                           Principal Collections for Series
                           1996-1 (total of (a), (b), (c),
                           (d), (e), (f), (g) and (h) above)      $13,940,663.71

         (3)      Available Principal Collections for Series
                  1996-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables
                           collected and allocated to the
                           Series 1996-1 Certificates             $67,332,605.39

                  (b)      Shared Principal Collections from
                           other Series allocated to the
                           Series 1996-1 Certificates                      $0.00

                  (c)      Additional amounts to be treated
                           as Available Principal
                           Collections pursuant to the
                           Series Supplement                       $7,089,574.17

                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         July 15, 2002 Distribution Date
                     ---------------------------------------


                  (d)      Reallocated Principal Collections               $0.00

                  (e)      Available Principal Collections
                           for Series 1996-1 (total of (a),
                           (b) and (c) minus (d) above)           $74,422,179.56

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)      30-59 days                               $125,318,255
                  (b)      60-89 days                                 85,223,808
                  (c)      90 or more days                           168,970,935
                                                                    ------------
                  (d)      Total Delinquencies                      $379,512,998

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted
                           Receivables with respect to the
                           Trust for the Monthly Period
                           immediately preceding the
                           Distribution Date                      $59,672,207.77

                  (b)      The aggregate Amount of
                           Recoveries of Defaulted
                           Receivables processed during the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,914,593.98

                  (c)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           [Defaulted Receivables minus
                           Recoveries]                            $51,757,613.79

                  (d)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           allocable to the Series 1996-1
                           Certificates (the "Series 1996-1
                           Defaulted Amount")                      $7,089,574.17

                  (e)      The Senior Defaulted Amount
                           [Series 1996-1 Defaulted Amount
                           multiplied by the Senior
                           Percentage]                             $5,600,763.59

         (6)      Senior Charge-Offs

                  (a)      The excess, if any, of the Senior
                           Defaulted Amount over the sum of
                           (i) Available Finance Charge
                           Collections applied to such
                           Senior Defaulted Amount, (ii)
                           Reallocated Principal Collections
                           and (iii) the amount by which the
                           Collateral Invested Amount has
                           been reduced in respect of such
                           Senior Defaulted Amount (a
                           "Senior Charge-Off")                            $0.00

                  (b)      The amount of the Senior
                           Charge-Off set forth in item 6(a)
                           above, per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Senior Certificateholder's
                           investment)                                $0.0000000

                  (c)      The total amount reimbursed on
                           the Distribution Date in respect
                           of Senior Charge-Offs for prior
                           Distribution Dates                              $0.00

                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         July 15, 2002 Distribution Date
                     ---------------------------------------

                  (d)      The amount set forth in item 6(c)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Senior Certificateholder's
                           investment)                                 $0.000000

                  (e)      The amount, if any, by which the
                           outstanding principal balance of
                           the Senior Certificates exceeds
                           the Senior Invested Amount and
                           the Senior Initial Percentage of
                           the Prefunding Account Balance,
                           if any, as of the Distribution
                           Date, after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (7)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the
                           Collateral Defaulted Amount over
                           Available Finance Charge
                           Collections applied to such
                           Collateral Defaulted Amount                     $0.00

                  (b)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of Reallocated
                           Principal Collections                           $0.00

                  (c)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of the unpaid
                           Required Amount                                 $0.00

                  (d)      The total amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date as set forth in items 7(a),
                           (b) and (c)                                     $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Collateral
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Collateral Interest exceeds
                           the Collateral Invested Amount
                           and the Collateral Percentage of
                           the Prefunding Account Balance,
                           if any, as of the Distribution
                           Date, after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

         (8)      Investor Monthly Servicing Fee

                  The amount of the Series 1996-1 Monthly
                  Servicing Fee payable to the Servicer on
                  the Distribution Date                            $1,583,333.33

         (9)      Prefunding Account

                  (a)      The Prefunding Account Balance on
                           the Distribution Date                           $0.00

                  (b)      The Senior Percentage of the
                           Prefunding Account Balance on the
                           Distribution Date                               $0.00

                  (c)      The Collateral Percentage of the
                           Prefunding Account Balance on the
                           Distribution Date                               $0.00

                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         July 15, 2002 Distribution Date
                     ---------------------------------------

         (10)     Senior Monthly Interest

                  (a)      Senior Monthly Interest payable
                           on the Distribution Date                $1,173,281.67

         (11)     Principal Funding Account Amount

                  (a)      The amount on deposit in the
                           Principal Funding Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date                          $0.00

                  (b)      Deposits to the Principal Funding
                           Account are currently scheduled
                           to commence on the Distribution
                           Date occurring in January 2003.
                           (The initial funding date for the
                           Principal Funding Account may be
                           modified in certain circumstances
                           in accordance with the terms of
                           the Series Supplement.)                          0.00

         (12)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount
                  for the Distribution Date, after giving
                  effect to all deposits, withdrawals and
                  distributions on such Distribution Date                  $0.00

         (13)     Reserve Account (if applicable)

                  (a)      The amount on deposit in the
                           Reserve Account, if funded, on
                           the Distribution Date, after
                           giving effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                            0.00

                  (b)      The Required Reserve Account
                           Amount, if any, selected by the
                           Servicer                                         0.00

C)       Senior Invested Amount

         (1)      The Senior Invested Amount and the Senior
                  Percentage of the Prefunding Account
                  Balance on the date of issuance (the
                  "Senior Initial Amount")                       $750,500,000.00

         (2)      The Senior Invested Amount and the Senior
                  Percentage of the Prefunding Account
                  Balance, if any, on the Distribution Date,
                  after giving effect to all deposits,
                  withdrawals and distributions on such
                  Distribution Date                              $750,500,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Senior
                  Invested Amount and the Senior Percentage
                  of the Prefunding Account Balance, if any,
                  as of such Distribution Date, after giving
                  effect to any adjustment in the Senior
                  Invested Amount on such Distribution Date,
                  to the Senior Initial Amount). The amount
                  of a Senior Certificateholder's pro rate
                  share of the Senior Invested Amount and
                  the Prefunding Account Balance, if any,
                  can be determined by multiplying the
                  original denomination of the Senior
                  Certificateholder's Certificate by the
                  Pool Factor                                           1.000000

                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         July 15, 2002 Distribution Date
                     ---------------------------------------

D)       Collateral Invested Amount

         (1)      The Collateral Invested Amount and the
                  Collateral Percentage of the Prefunding
                  Account Balance on the date of issuance        $199,500,000.00

         (2)      The Collateral Invested Amount and the
                  Collateral Percentage of the Prefunding
                  Account Balance, if any, on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date        $199,500,000.00

         (3)      The Collateral Invested Amount as a
                  percentage of the sum of the Collateral
                  Invested Amount and the Senior Invested
                  Amount on such Distribution Date                        21.00%

E)       Receivables Balances

         (1)      The aggregate amount of Principal
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period            $7,005,696,248

         (2)      The aggregate amount of Finance Charge
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period              $144,471,869

F)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge
                  Collections for the Series 1996-1
                  Certificates for the preceding Monthly
                  Period (excluding payments received from
                  Interest Rate Protection Agreements)
                  divided by the Invested Amount of the
                  Series 1996-1 Certificates and the
                  Prefunding Account balance, if any, as of
                  the last day of the next preceding Monthly
                  Period, multiplied by 12)                               17.61%

         (2)      The Net Loss Rate (the Series 1996-1
                  Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of
                  the Series 1996-1 Certificates and the
                  Prefunding Account balance, if any, as of
                  the last day of the next preceding Monthly
                  Period, multiplied by 12)                                8.96%

         (3)      The Portfolio Yield (the Gross Yield minus
                  the Net Loss Rate for the Series 1996-1
                  Certificates for the preceding Monthly
                  Period)                                                  8.65%

         (4)      The Base Rate (Monthly Interest plus
                  Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for
                  the preceding Monthly Period with respect
                  to the related Distribution Date, divided
                  by the Invested Amount of the Series
                  1996-1 Certificates and the Prefunding
                  Account Balance, if any, as of the last
                  day of the next preceding Monthly Period,
                  multiplied by 12)                                        3.97%

         (5)      The Net Spread (the Portfolio Yield minus
                  the Base Rate for the Series 1996-1
                  Certificates for the preceding Monthly
                  Period)                                                  4.68%

                     ---------------------------------------
                         Series 1996-1 Monthly Statement
                         July 15, 2002 Distribution Date
                     ---------------------------------------

         (6)      The Monthly Payment Rate (Collections of
                  Principal Receivables and Finance Charge
                  Receivables with respect to all
                  Receivables in the Trust for the preceding
                  Monthly Period divided by the amount of
                  Receivables in the Trust as of the last
                  day of the next preceding Monthly Period)                8.38%

G)       Series 1996-1 Information for the Last Three
         Distribution Dates

         1)       Gross Yield

                  a)  07/15/02         17.61%
                  b)  06/17/02         19.48%
                  c)  05/15/02         18.47%

         2)       Net Loss Rate

                  a)  07/15/02          8.96%
                  b)  06/17/02          9.69%
                  c)  05/15/02          9.52%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)  07/15/02          4.68%
                  b)  06/17/02          5.47%
                  c)  05/15/02          4.82%

                  Three Month Average 4.99%

         4)       Monthly Payment Rate

                  a)   07/15/02          8.38%
                  b)   06/17/02          9.69%
                  c)   05/15/02          9.29%


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By: _________________________________
                                  Name:       Patricia Garvey
                                  Title:      Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-2
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on July 15, 2002, and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A)       Information Regarding the Current Monthly
         Distribution for the Series 1997-2 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A
                  Certificateholders per $1,000 original
                  certificate principal amount                         $1.516667

         (2)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $1.516667

         (3)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

         (4)      The total amount distributed to Class B
                  Certificateholders per $1,000 original
                  certificate principal amount                         $1.672222

         (5)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $1.672222

         (6)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

B)       Information Regarding the Performance of the Trust

         (1) Allocation of Receivables Collections to the Series 1997-2 Certificates

                  (a)      The aggregate amount of Finance
                           Charge Receivables collected
                           during the Monthly Period
                           immediately preceding the
                           Distribution Date                      $94,486,045.03

                  (b)      The aggregate amount of
                           Interchange collected and
                           allocated to the Trust for the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,288,119.53

                     ---------------------------------------
                         Series 1997-2 Monthly Statement
                         July 15, 2002 Distribution Date
                     ---------------------------------------

                  (c)      The aggregate amount of Principal
                           Receivables collected during the
                           Monthly Period immediately
                           preceding the Distribution Date       $491,563,372.07

                  (d)      The Floating Allocation
                           Percentage with respect to the
                           Series 1997-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date            10.093002%

                  (e)      The Principal Allocation
                           Percentage with respect to the
                           Series 1997-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date            10.093002%

                  (f)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1997-2
                           Certificates for the Monthly
                           Period immediately preceding the
                           Distribution Date                      $10,272,068.00

                  (g)      The Principal Receivables
                           collected and allocated to the
                           Series 1997-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date        $49,613,498.71

         (2)      Available Finance Charge Collections,
                  Required Draw Amount and Reallocated
                  Principal Collections for Series 1997-2
                  for the Monthly Period immediately
                  preceding the Distribution Date

                  (a)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1997-2
                           Certificates                           $10,272,068.00

                  (b)      Collection Account and Special
                           Funding Account investment
                           earnings allocated to the Series
                           1997-2 Certificates                             $0.00

                  (c)      Principal Funding Account
                           Investment Proceeds                             $0.00

                  (d)      Cash Collateral Account
                           Investment Proceeds                        $13,533.98

                  (e)      Reserve Draw Amount, if
                           applicable                                      $0.00

                  (f)      Additional Finance Charges from
                           other Series allocated to the
                           Series 1997-2 Certificates                      $0.00

                  (g)      Payments, if any, on deposit as
                           of the Determination Date
                           received from any Interest Rate
                           Protection Agreements                           $0.00

                  (h)      Required Draw Amount, if
                           applicable                                      $0.00

                  (i)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (j)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (k)      Total Available Finance Charge
                           Collections and Reallocated
                           Principal Collections for Series
                           1997-2 (total of (a), (b), (c),
                           (d), (e), (f), (g), (h), (i) and
                           (j) above)                             $10,285,601.98

                     ---------------------------------------
                         Series 1997-2 Monthly Statement
                         July 15, 2002 Distribution Date
                     ---------------------------------------

         (3)      Available Principal Collections for Series
                  1997-2 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables
                           collected and allocated to the
                           Series 1997-2 Certificates             $49,613,498.71

                  (b)      Shared Principal Collections from
                           other Series allocated to the
                           Series 1997-2 Certificates                      $0.00

                  (c)      Additional amounts to be treated
                           as Available Principal
                           Collections pursuant to the
                           Series Supplement                       $5,223,896.76

                  (d)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (e)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (f)      Available Principal Collections
                           for Series 1997-2 (total of (a),
                           (b) and (c) minus (d) and (e)
                           above)                                 $54,837,395.47

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                   (a)       30-59 days                             $125,318,255
                   (b)       60-89 days                               85,223,808
                   (c)       90 or more days                         168,970,935
                                                                    ------------
                   (d)       Total Delinquencies                    $379,512,998

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted
                           Receivables with respect to the
                           Trust for the Monthly Period
                           immediately preceding the
                           Distribution Date                      $59,672,207.77

                  (b)      The aggregate Amount of
                           Recoveries of Defaulted
                           Receivables processed during the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,914,593.98

                  (c)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           [Defaulted Receivables minus
                           Recoveries]                            $51,757,613.79

                  (d)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           allocable to the Series 1997-2
                           Certificates (the "Series 1997-2
                           Defaulted Amount")                      $5,223,896.76

                  (e)      The Class A Defaulted Amount
                           [Series 1997-2 Defaulted Amount
                           multiplied by the Class A
                           Percentage]                             $4,257,475.86

                  (f)      The Class B Defaulted Amount
                           [Series 1997-2 Defaulted Amount
                           multiplied by the Class B
                           Percentage]                               $496,270.19

                     ---------------------------------------
                         Series 1997-2 Monthly Statement
                         July 15, 2002 Distribution Date
                     ---------------------------------------


         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class
                           A Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           A Defaulted Amount, (ii) the
                           Available Cash Collateral Amount
                           applied to such Class A Defaulted
                           Amount, (iii) Reallocated
                           Principal Collections applied to
                           such Class A Defaulted Amount,
                           (iv) the amount by which the
                           Collateral Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount and (v)
                           the amount by which the Class B
                           Invested Amount has been reduced
                           in respect of such Class A
                           Defaulted Amount (a "Class A
                           Charge-Off")                                    $0.00

                  (b)      The amount of the Class A
                           Charge-Off set forth in item 6(a)
                           above, per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class A Certificateholder's
                           investment)                                 $0.000000

                  (c)      The total amount reimbursed on
                           the Distribution Date in respect
                           of Class A Charge-Offs for prior
                           Distribution Dates                              $0.00

                  (d)      The amount set forth in item 6(c)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class A
                           Certificateholder's investment)             $0.000000

                  (e)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class A Certificates exceeds
                           the Class A Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class
                           B Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           B Defaulted Amount applied to
                           such Class B Defaulted Amount,
                           (ii) the Available Cash
                           Collateral Amount, (iii)
                           Reallocated Collateral Principal
                           Collections applied to such Class
                           B Defaulted Amount and (iv) the
                           amount by which the Collateral
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount                                $0.00

                  (b)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Class B
                           Principal Collections                           $0.00

                  (c)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of item 6(a) (together
                           with item 7(a), "Class B
                           Charge-Offs")                                   $0.00

                  (d)      The total amount by which the
                           Class B Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 7(a), (b)
                           and(C)                                          $0.00

                  (e)      The amount set forth in item 7(d)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class B Certificateholder's
                           investment)                                 $0.000000

                     ---------------------------------------
                         Series 1997-2 Monthly Statement
                         July 15, 2002 Distribution Date
                     ---------------------------------------


                  (f)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class B
                           Invested Amount on prior
                           Distribution Date                               $0.00

                  (g)      The amount set forth in item 7(f)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class B
                           Certificateholder's investment)             $0.000000

                  (h)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class B Certificates exceeds
                           the Class B Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the
                           Collateral Defaulted Amount over
                           Available Finance Charge
                           Collections applied to such
                           Collateral Defaulted Amount                     $0.00

                  (b)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of Reallocated
                           Principal Collections                           $0.00

                  (c)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of items 6(a) and
                           7(a) above                                      $0.00

                  (d)      The total amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date as set forth in items 8(a),
                           (b) and (c)                                     $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Collateral
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Collateral Interest exceeds
                           the Collateral Invested Amount,
                           if any, as of the Distribution
                           Date, after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

         (9)      Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1997-2
                           Monthly Servicing Fee payable to
                           the Servicer on the Distribution
                           Date                                    $1,166,666.67

         (10)     Cash Collateral Account

                  (a)      The Available Cash Collateral
                           Amount on the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                      $21,000,000.00

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable
                           on the Distribution Date                  $865,258.33

                    ---------------------------------------
                        Series 1997-2 Monthly Statement
                        July 15, 2002 Distribution Date
                    ---------------------------------------

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable
                           on the Distribution Date                  $111,202.78

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the
                           Principal Funding Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date                          $0.00

                  (b)      Deposits to the Principal Funding
                           Account are currently scheduled
                           to commence on the Distribution
                           Date occurring in August 2003.
                           (The initial funding date for the
                           Principal Funding Account may be
                           modified in certain circumstances
                           in accordance with the terms of
                           the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount
                  for the Distribution Date, after giving
                  effect to all deposits, withdrawals and
                  distributions on such Distribution Date                  $0.00

         (15)     Reserve Account (if applicable)

                  (a)      The amount on deposit in the
                           Reserve Account, if funded, on
                           the Distribution Date, after
                           giving effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                           $0.00

                  (b)      The Required Reserve Account
                           Amount, if any, selected by the
                           Servicer                                        $0.00

(C)      Class A Invested Amount

         (1)      The Class A Initial Invested Amount            $570,500,000.00

         (2)      The Class A Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date        $570,500,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class A Invested Amount
                  on such Distribution Date, to the Class A
                  Initial Invested Amount). The amount of a
                  Class A Certificateholder's pro rata share
                  of the Class A Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class A
                  Certificateholder's Certificate by the
                  Pool Factor                                           1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount             $66,500,000.00

         (2)      The Class B Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $66,500,000.00

                    ---------------------------------------
                        Series 1997-2 Monthly Statement
                        July 15, 2002 Distribution Date
                    ---------------------------------------

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class B Invested Amount
                  on such Distribution Date, to the Class B
                  Initial Invested Amount). The amount of a
                  Class B Certificateholder's pro rata share
                  of the Class B Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class B
                  Certificateholder's Certificate by the
                  Pool Factor                                             1.0000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount          $63,000,000.00

         (2)      The Collateral Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $63,000,000.00

         (3)      The Collateral Invested Amount as a
                  percentage of the sum of the Invested
                  Amount on such Distribution Date                         9.00%

F)       Receivables Balances

         (1)      The aggregate amount of Principal
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period            $7,005,696,248

         (2)      The aggregate amount of Finance Charge
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period              $144,471,869

G)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge
                  Collections for the Series 1997-2
                  Certificates for the preceding Monthly
                  Period (excluding payments received from
                  Interest Rate Protection Agreements)
                  divided by the Invested Amount of the
                  Series 1997-2 Certificates as of the last
                  day of the next preceding Monthly Period,
                  multiplied by 12)                                       17.63%

         (2)      The Net Loss Rate (the Series 1997-2
                  Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of
                  the Series 1997-2 Certificates as of the
                  last day of the next preceding Monthly
                  Period, multiplied by 12)                                8.96%

         (3)      The Portfolio Yield (the Gross Yield minus
                  the Net Loss Rate for the Series 1997-2
                  Certificates for the preceding Monthly Period)           8.67%

         (4)      The Base Rate (Monthly Interest plus
                  Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for
                  the preceding Monthly Period with respect
                  to the related Distribution Date, divided
                  by the Invested Amount of the Series
                  1997-2 Certificates as of the last day of
                  the next preceding Monthly Period,
                  multiplied by 12)                                        3.89%

         (5)      The Net Spread (the Portfolio Yield minus
                  the Base Rate for the Series 1997-2
                  Certificates for the preceding Monthly
                  Period)                                                  4.78%

                    ---------------------------------------
                        Series 1997-2 Monthly Statement
                        July 15, 2002 Distribution Date
                    ---------------------------------------

         (6)      The Monthly Payment Rate (Collections of
                  Principal Receivables and Finance Charge
                  Receivables with respect to all
                  Receivables in the Trust for the preceding
                  Monthly Period divided by the amount of
                  Receivables in the Trust as of the last
                  day of the next preceding Monthly Period)                8.38%

H)       Series 1997-2 Information for the Last Three
         Distribution Dates

         1)       Gross Yield

                   a)    07/15/02             17.63%
                   b)    06/17/02             19.53%
                   c)    05/15/02             18.53%

         2)       Net Loss Rate

                   a)    07/15/02              8.96%
                   b)    06/17/02              9.69%
                   c)    05/15/02              9.52%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                   a)    07/15/02              4.78%
                   b)    06/17/02              5.62%
                   c)    05/15/02              4.97%

         Three Month Average                   5.12%

         4)       Monthly Payment Rate

                   a)    07/15/02              8.38%
                   b)    06/17/02              9.69%
                   c)    05/15/02              9.29%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer



                                 By: _________________________________
                                 Name:      Patricia Garvey
                                 Title:     Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-4
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2001, the "Agreement"), as supplemented by the Series 1997-4 Supplement dated as of November 1, 1997 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-4 Certificates with respect to the Distribution Date occurring on July 15, 2002, and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly
         Distribution for the Series 1997-4 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A
                  Certificateholders per $1,000 original
                  certificate principal amount                         $5.208333

         (2)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $5.208333

         (3)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

         (4)      The total amount distributed to Class B
                  Certificateholders per $1,000 original
                  certificate principal amount                         $5.375000

         (5)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $5.375000

         (6)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

B)       Information Regarding the Performance of the Trust

         (1) Allocation of Receivables Collections to the Series 1997-4 Certificates

                  (a)      The aggregate amount of Finance
                           Charge Receivables collected
                           during the Monthly Period
                           immediately preceding the
                           Distribution Date                      $94,486,045.03

                  (b)      The aggregate amount of
                           Interchange collected and
                           allocated to the Trust for the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,288,119.53

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         July 15, 2002 Distribution Date
                    ----------------------------------------

                  (c)      The aggregate amount of Principal
                           Receivables collected during the
                           Monthly Period immediately
                           preceding the Distribution Date       $491,563,372.07

                  (d)      The Floating Allocation
                           Percentage with respect to the
                           Series 1997-4 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date             8.651144%

                  (e)      The Principal Allocation
                           Percentage with respect to the
                           Series 1997-4 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date             8.651144%

                  (f)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1997-4
                           Certificates for the Monthly
                           Period immediately preceding the
                           Distribution Date                       $8,804,629.71

                  (g)      The Principal Receivables
                           collected and allocated to the
                           Series 1997-4 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date        $42,525,856.04

         (2)      Available Finance Charge Collections,
                  Required Draw Amount and Reallocated
                  Principal Collections for Series 1997-4
                  for the Monthly Period immediately
                  preceding the Distribution Date

                  (a)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1997-4
                           Certificates                            $8,804,629.71

                  (b)      Collection Account and Special
                           Funding Account investment
                           earnings allocated to the Series
                           1997-4 Certificates                             $0.00

                  (c)      Principal Funding Account
                           Investment Proceeds                             $0.00

                  (d)      Cash Collateral Account
                           Investment Proceeds                        $11,715.77

                  (e)      Reserve Draw Amount, if
                           applicable                                      $0.00

                  (f)      Additional Finance Charges from
                           other Series allocated to the
                           Series 1997-4 Certificates                      $0.00

                  (g)      Payments, if any, on deposit as
                           of the Determination Date
                           received from any Interest Rate
                           Protection Agreements                           $0.00

                  (h)      Required Draw Amount, if
                           applicable                                      $0.00

                  (i)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (j)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (k)      Total Available Finance Charge
                           Collections and Reallocated
                           Principal Collections for Series
                           1997-4 (total of (a), (b), (c),
                           (d), (e), (f), (g), (h), (i) and
                           (j) above)                              $8,816,345.48

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         July 15, 2002 Distribution Date
                    ----------------------------------------

         (3)      Available Principal Collections for Series
                  1997-4 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables
                           collected and allocated to the
                           Series 1997-4 Certificates             $42,525,856.04

                  (b)      Shared Principal Collections from
                           other Series allocated to the
                           Series 1997-4 Certificates                      $0.00

                  (c)      Additional amounts to be treated
                           as Available Principal
                           Collections pursuant to the
                           Series Supplement                       $4,477,625.79

                  (d)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (e)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (f)      Available Principal Collections
                           for Series 1997-4 (total of (a),
                           (b) and (c) minus (d) and (e)
                           above                                  $47,003,481.83

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)      30-59 days                               $125,318,255
                  (b)      60-89 days                                 85,223,808
                  (c)      90 or more days                           168,970,935
                                                                    ------------
                  (d)      Total Delinquencies                      $379,512,998

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted
                           Receivables with respect to the
                           Trust for the Monthly Period
                           immediately preceding the
                           Distribution Date                      $59,672,207.77

                  (b)      The aggregate Amount of
                           Recoveries of Defaulted
                           Receivables processed during the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,914,593.98

                  (c)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           [Defaulted Receivables minus
                           Recoveries]                            $51,757,613.79

                  (d)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           allocable to the Series 1997-4
                           Certificates (the "Series 1997-4
                           Defaulted Amount")                      $4,477,625.80

                  (e)      The Class A Defaulted Amount
                           (Series 1997-4 Defaulted Amount
                           multiplied by the Class A
                           Percentage)                             $3,738,817.54

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         July 15, 2002 Distribution Date
                    ----------------------------------------

                  (f)      The Class B Defaulted Amount
                           (Series 1997-4 Defaulted Amount
                           multiplied by the Class B
                           Percentage)                               $358,210.06

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class
                           A Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           A Defaulted Amount, (ii) the
                           Available Cash Collateral Amount
                           applied to such Class A Defaulted
                           Amount, (iii) Reallocated
                           Principal Collections applied to
                           such Class A Defaulted Amount,
                           (iv) the amount by which the
                           Collateral Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount and (v)
                           the amount by which the Class B
                           Invested Amount has been reduced
                           in respect of such Class A
                           Defaulted Amount (a "Class A
                           Charge-Off")                                    $0.00

                  (b)      The amount of the Class A
                           Charge-Off set forth in item 6(a)
                           above, per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class A Certificateholder's
                           investment)                                 $0.000000

                  (c)      The total amount reimbursed on
                           the Distribution Date in respect
                           of Class A Charge-Offs for prior
                           Distribution Dates                              $0.00

                  (d)      The amount set forth in item 6(c)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class A
                           Certificateholder's investment)             $0.000000

                  (e)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class A Certificates exceeds
                           the Class A Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class
                           B Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           B Defaulted Amount, (ii) the
                           Available Cash Collateral Amount,
                           (iii) Reallocated Collateral
                           Principal Collections applied to
                           such Class B Defaulted Amount and
                           (iv) the amount by which the
                           Collateral Invested Amount has
                           been reduced in respect of such
                           Class B Defaulted Amount                        $0.00

                  (b)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Class B
                           Principal Collections                           $0.00

                  (c)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of item 6(a) (together
                           with item 7(a), "Class B
                           Charge-Offs")                                   $0.00

                  (d)      The total amount by which the
                           Class B Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 7(a), (b)
                           and (c)                                         $0.00

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         July 15, 2002 Distribution Date
                    ----------------------------------------

                  (e)      The amount set forth in item 7(d)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class B Certificateholder's
                           investment)                                 $0.000000

                  (f)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class B
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (g)      The amount set forth in item 7(f)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class B
                           Certificateholder's investment)             $0.000000

                  (h)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class B Certificates exceeds
                           the Class B Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the
                           Collateral Defaulted Amount over
                           Available Finance Charge
                           Collections applied to such
                           Collateral Defaulted Amount                     $0.00

                  (b)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of Reallocated
                           Principal Collections                           $0.00

                  (c)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of items 6(a) and
                           7(a) above                                      $0.00

                  (d)      The total amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date as set forth in items 8(a),
                           (b) and (c)                                     $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Collateral
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Collateral Interest exceeds
                           the Collateral Invested Amount,
                           if any, as of the Distribution
                           Date, after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

         (9)      Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1997-4
                           Monthly Servicing Fee payable to
                           the Servicer on the Distribution
                           Date                                    $1,000,000.00

         (10)     Cash Collateral Account

                  (a)      The Available Cash Collateral
                           Amount on the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                      $15,000,000.00

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         July 15, 2002 Distribution Date
                    ----------------------------------------

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable
                           on the Distribution Date                $2,609,375.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable
                           on the Distribution Date                  $258,000.00

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the
                           Principal Funding Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date                          $0.00

                  (b)      Deposits to the Principal Funding
                           Account are currently scheduled
                           to commence on the Distribution
                           Date occurring in September 2002.
                           (The initial funding date for the
                           Principal Funding Account may be
                           modified in certain circumstances
                           in accordance with the terms of
                           the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount
                  for the Distribution Date, after giving
                  effect to all deposits, withdrawals and
                  distributions on such Distribution Date                  $0.00

         (15)     Reserve Account (if applicable)

                  (a)      The amount on deposit in the
                           Reserve Account, if funded, on
                           the Distribution Date, after
                           giving effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                   $2,505,000.00

                  (b)      The Required Reserve Account
                           Amount, if any, selected by the
                           Servicer                                $2,505,000.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount            $501,000,000.00

         (2)      The Class A Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date        $501,000,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class A Invested Amount
                  on such Distribution Date, to the Class A
                  Initial Invested Amount). The amount of a
                  Class A Certificateholder's pro rata share
                  of the Class A Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class A
                  Certificateholder's Certificate by the
                  Pool Factor.                                          1.000000

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         July 15, 2002 Distribution Date
                    ----------------------------------------


D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount             $48,000,000.00

         (2)      The Class B Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $48,000,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class B Invested Amount
                  on such Distribution Date, to the Class B
                  Initial Invested Amount). The amount of a
                  Class B Certificateholder's pro rata share
                  of the Class B Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class B
                  Certificateholder's Certificate by the
                  Pool Factor                                           1.000000


E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount          $51,000,000.00

         (2)      The Collateral Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $51,000,000.00

         (3)      The Collateral Invested Amount as a
                  percentage of the sum of the Invested
                  Amount on such Distribution Date                         8.50%


F)       Receivables Balances

         (1)      The aggregate amount of Principal
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period            $7,005,696,248

         (2)      The aggregate amount of Finance Charge
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period              $144,471,869


G)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge
                  Collections for the Series 1997-4
                  Certificates for the preceding Monthly
                  Period (excluding payments received from
                  Interest Rate Protection Agreements)
                  divided by the Invested Amount of the
                  Series 1997-4 Certificates as of the last
                  day of the next preceding Monthly Period,
                  multiplied by 12)                                       17.63%

         (2)      The Net Loss Rate (the Series 1997-4
                  Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of
                  the Series 1997-4 Certificates as of the
                  last day of the next preceding Monthly
                  Period, multiplied by 12)                                8.96%

         (3)      The Portfolio Yield (the Gross Yield minus
                  the Net Loss Rate for the Series 1997-4
                  Certificates for the preceding Monthly
                  Period)                                                  8.67%

                    ----------------------------------------
                         Series 1997-4 Monthly Statement
                         July 15, 2002 Distribution Date
                    ----------------------------------------

         (4)      The Base Rate (Monthly Interest plus
                  Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for
                  the preceding Monthly Period with respect
                  to the related Distribution Date, divided
                  by the Invested Amount of the Series
                  1997-4 Certificates as of the last day of
                  the next preceding Monthly Period,
                  multiplied by 12)                                        7.92%

         (5)      The Net Spread (the Portfolio Yield minus
                  the Base Rate for the Series 1997-4
                  Certificates for the preceding Monthly
                  Period)                                                  0.75%

         (6)      The Monthly Payment Rate (Collections of
                  Principal Receivables and Finance Charge
                  Receivables with respect to all
                  Receivables in the Trust for the preceding
                  Monthly Period divided by the amount of
                  Receivables in the Trust as of the last
                  day of the next preceding Monthly Period)                8.38%

H)       Series 1997-4 Information for the Last Three
         Distribution Dates

         1)       Gross Yield

                  a)       07/15/02      17.63%
                  b)       06/17/02      19.52%
                  c)       05/15/02      18.52%

         2)       Net Loss Rate

                  a)       07/15/02       8.96%
                  b)       06/17/02       9.69%
                  c)       05/15/02       9.52%

         3)       Net Spread (Portfolio Yield Minus Base
                  Rate)

                  a)       07/15/02       0.75%
                  b)       06/17/02       1.87%
                  c)       05/15/02       1.06%

                  Three Month Average 1.23%

         4)       Monthly Payment Rate

                  a)       07/15/02       8.38%
                  b)       06/17/02       9.69%
                  c)       05/15/02       9.29%

                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer

                                 By: _________________________________
                                 Name:   Patricia Garvey
                                 Title:  Vice President

                               MONTHLY STATEMENT
                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1999-1
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on July 15, 2002, and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly
         Distribution for the Series 1999-1 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A
                  Certificateholders per $1,000 original
                  certificate principal amount                         $1.610000

         (2)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $1.610000

         (3)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

         (4)      The total amount distributed to Class B
                  Certificateholders per $1,000 original
                  certificate principal amount                         $5.666667

         (5)      The amount set forth in A (4) above
                  distributed to Class B Certificateholder
                  with respect to interest per $1,000
                  original certificate principal amount                $5.666667

         (6)      The amount set forth in A (4) above
                  distributed to Class B Cerfiticateholder
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

B)       Information Regarding the Performance of the Trust

         (1) Allocation of Receivables Collections to the Series 1999-1 Certificates

                  (a)      The aggregate amount of Finance
                           Charge Receivables collected
                           during the Monthly Period
                           immediately preceding the
                           Distribution Date                      $94,486,045.03

                  (b)      The aggregate amount of
                           Interchange collected and
                           allocated to the Trust for the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,288,119.53

                  (c)      The aggregate amount of Principal
                           Receivables collected during the
                           Monthly Period immediately
                           preceding the Distribution Date       $491,563,372.07

                    ----------------------------------------
                    Series 1999-1 Monthly Statement July 15,
                             2002 Distribution Date
                    ----------------------------------------

                  (d)      The Floating Allocation
                           Percentage with respect to the
                           Series 1999-1 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date             9.242675%

                  (e)      The Principal Allocation
                           Percentage with respect to the
                           Series 1999-1 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date             9.242675%

                  (f)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1999-1
                           Certificates for the Monthly
                           Period immediately preceding the
                           Distribution Date                       $9,406,655.69

                  (g)      The Principal Receivables
                           collected and allocated to the
                           Series 1999-1 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date        $45,433,606.94

         (2)      Available Finance Charge Collections and
                  Reallocated Principal Collections for
                  Series 1999-1 for the Monthly Period
                  immediately preceding the Distribution
                  Date.

                  (a)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1999-1
                           Certificates                            $9,406,655.69

                  (b)      Collection Account and Special
                           Funding Account investment
                           earnings allocated to the Series
                           1999-1 Certificates                             $0.00

                  (c)      Principal Funding Account
                           Investment Proceeds                             $0.00

                  (d)      Reserve Draw Amount                             $0.00

                  (e)      Additional Finance Charges from
                           other Series allocated to the
                           Series 1999-1 Certificates                $877,579.70

                  (f)      Payments, if any, on deposit as
                           of the Determination Date
                           received from any Interest Rate
                           Protection Agreements                           $0.00

                  (g)      Reallocated Class D Principal
                           Collections                                     $0.00

                  (h)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (i)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (j)      Total Available Finance Charge
                           Collections and Reallocated
                           Principal Collections for Series
                           1999-1 (total of (a), (b), (c),
                           (d), (e), (f), (g), (h), and (i)
                           above)                                 $10,284,235.39

                    ----------------------------------------
                    Series 1999-1 Monthly Statement July 15,
                             2002 Distribution Date
                    ----------------------------------------

         (3)      Available Principal Collections for Series
                  1999-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables
                           collected and allocated to the
                           Series 1999-1 Certificates             $45,433,606.94

                  (b)      Shared Principal Collections from
                           other Series allocated to the
                           Series 1999-1 Certificates                      $0.00

                  (c)      Additional amounts to be treated
                           as Available Principal
                           Collections pursuant to the
                           Series Supplement                       $4,783,788.25

                  (d)      Reallocated Class D Principal
                           Collections                                     $0.00

                  (e)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (f)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (g)      Available Principal Collections
                           for Series 1999-1 (total of (a),
                           (b) and (c) minus (d), (e) and
                           (f) above)                             $50,217,395.19

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)      31-60 days                               $125,318,255
                  (b)      61-90 days                                 85,223,808
                  (c)      91 or more days                           168,970,935
                                                                    ------------
                  (d)      Total Delinquencies                      $379,512,998

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted
                           Receivables with respect to the
                           Trust for the Monthly Period
                           immediately preceding the
                           Distribution Date                      $59,672,207.77

                  (b)      The aggregate Amount of
                           Recoveries of Defaulted
                           Receivables processed during the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,914,593.98

                  (c)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           [Defaulted Receivables minus
                           Recoveries]                            $51,757,613.79

                  (d)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           allocable to the Series 1999-1
                           Certificates (the "Series 1999-1
                           Defaulted Amount")                      $4,783,788.25

                  (e)      The Class A Defaulted Amount
                           [Series 1999-1 Defaulted Amount
                           multiplied by the Class A
                           Percentage]                             $3,731,354.83

                    ----------------------------------------
                    Series 1999-1 Monthly Statement July 15,
                             2002 Distribution Date
                    ----------------------------------------

                  (f)      The Class B Defaulted Amount
                           [Series 1999-1 Defaulted Amount
                           multiplied by the Class B
                           Percentage]                               $490,337.34

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class
                           A Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           A Defaulted Amount, (ii)
                           Reallocated Principal Collections
                           applied to such Class A Defaulted
                           Amount, (iii) the amount by which
                           the Class D Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount, (iv)
                           the amount by which the
                           Collateral Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount and (v)
                           the amount by which the Class B
                           Invested Amount has been reduced
                           in respect of such Class A
                           Defaulted Amount (a "Class A
                           Charge-Off")                                    $0.00

                  (b)      The amount of the Class A
                           Charge-Off set forth in item 6(a)
                           above, per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class A Certificateholder's
                           investment)                                     $0.00

                  (c)      The total amount reimbursed on
                           the Distribution Date in respect
                           of Class A Charge-Offs for prior
                           Distribution Dates                              $0.00

                  (d)      The amount set forth in item 6(c)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class A
                           Certificateholder's investment)             $0.000000

                  (e)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class A Certificates exceeds
                           the Class A Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class
                           B Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           B Defaulted Amount, (ii)
                           Reallocated Class D Principal
                           Collections applied to such Class
                           B Defaulted Amount, (iii)
                           Reallocated Collateral Principal
                           Collections applied to such Class
                           B Defaulted Amount, (iv) the
                           amount by which the Class D
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount and (v) the
                           amount by which the Collateral
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount                                $0.00

                  (b)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Class B
                           Principal Collections                           $0.00

                    ----------------------------------------
                    Series 1999-1 Monthly Statement July 15,
                             2002 Distribution Date
                    ----------------------------------------

                  (c)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of item 6(a) (together
                           with item 7(a), "Class B
                           Charge-Offs")                                   $0.00

                  (d)      The total amount by which the
                           Class B Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 7(a), (b)
                           and (c)                                         $0.00

                  (e)      The amount set forth in item 7(d)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class B Certificateholder's
                           investment)                                 $0.000000

                  (f)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class B
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (g)      The amount set forth in item 7(f)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class B
                           Certificateholder's investment)             $0.000000

                  (h)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class B Certificates exceeds
                           the Class B Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the
                           Collateral Defaulted Amount over
                           the sum of (i) Available Finance
                           Charge Collections applied to
                           such Collateral Defaulted Amount,
                           (ii) Reallocated Class D
                           Principal Collections applied to
                           such Collateral Defaulted Amount
                           and (iii) the Amount by which the
                           Class D Invested Amount has been
                           reduced in respect of such
                           Collateral Defaulted Amount                     $0.00

                  (b)      The amount by which the
                           Collateral Invested Amount has
                           been reduced the Distribution
                           Date in respect of Reallocated
                           Collateral Principal Collections                $0.00

                  (c)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of items 6(a) and
                           7(a) above                                      $0.00

                  (d)      The total amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date as set forth in items 8(a),
                           (b) and (c)                                     $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Collateral
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Collateral Interest exceeds
                           the Collateral Invested Amount,
                           if any, as of the Distribution
                           Date, after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

                    ----------------------------------------
                    Series 1999-1 Monthly Statement July 15,
                             2002 Distribution Date
                    ----------------------------------------


         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class
                           D Defaulted Amount over Available
                           Finance Charge Collections
                           applied to such Class D Defaulted
                           Amount                                          $0.00

                  (b)      The amount by which the Class D
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Principal
                           Collections                                     $0.00

                  (c)      The amount by which the Class D
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of items 6(a), 7(a) and
                           8(a) above                                      $0.00

                  (d)      The total amount by which the
                           Class D Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 9(a), (b)
                           and (c)                                         $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class D
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class D Interest exceeds the
                           Class D Invested Amount, if any,
                           as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1999-1
                           Monthly Servicing Fee payable to
                           the Servicer on the Distribution
                           Date                                      $934,829.06

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable
                           on the Distribution Date                  $805,000.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable
                           on the Distribution Date                  $372,328.33

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the
                           Principal Funding Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date                          $0.00

                  (b)      Deposits to the Principal Funding
                           Account are currently scheduled
                           to commence on the Distribution
                           Date occurring in October 2003
                           (The initial funding date for the
                           Principal Funding Account may be
                           modified in certain circumstances
                           in accordance with the terms of
                           the Series Supplement.)

                    ----------------------------------------
                    Series 1999-1 Monthly Statement July 15,
                             2002 Distribution Date
                    ----------------------------------------

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount
                  for the Distribution Date, after giving
                  effect to all deposits, withdrawals and
                  distributions on such Distribution Date                  $0.00

         (15)     Reserve Account

                  (a)      The amount on deposit in the
                           Reserve Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                           $0.00

                  (b)      The Required Reserve Account
                           Amount                                          $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount            $500,000,000.00

         (2)      The Class A Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date        $500,000,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class A Invested Amount
                  on such Distribution Date, to the Class A
                  Initial Invested Amount). The amount of a
                  Class A Certificateholder's pro rata share
                  of the Class A Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class A
                  Certificateholder's Certificate by the
                  Pool Factor                                            1.00000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount             $65,705,000.00

         (2)      The Class B Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $65,705,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class B Invested Amount
                  on such Distribution Date, to the Class B
                  Initial Invested Amount). The amount of a
                  Class B Certificateholder's pro rata share
                  of the Class B Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class B
                  Certificateholder's Certificate by the
                  Pool Factor                                           1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount          $52,884,000.00

         (2)      The Collateral Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Date                      $52,884,000.00

                    ----------------------------------------
                    Series 1999-1 Monthly Statement July 15,
                             2002 Distribution Date
                    ----------------------------------------

         (3)      The Collateral Invested Amount as a
                  percentage of the sum of the Invested
                  Amount on such Distribution Date                         8.25%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount             $22,436,642.00

         (2)      The Class D Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $22,436,642.00

         (3)      The Class D Invested Amount as a
                  percentage of the sum of the Invested
                  Amount on such Distribution Date                         3.50%

G)       Receivables Balances

         (1)      The aggregate amount of Principal
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period            $7,005,696,248

         (2)      The aggregate amount of Finance Charge
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period              $144,471,869

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge
                  Collections for the Series 1999-1
                  Certificates for the preceding Monthly
                  Period (excluding payments received from
                  Interest Rate Protection Agreements)
                  divided by the Invested Amount of the
                  Series 1999-1 Certificates as of the last
                  day of the next preceding Monthly Period,
                  multiplied by 12)                                       19.25%

         (2)      The Net Loss Rate (the Series 1999-1
                  Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of
                  the Series 1999-1 Certificates as of the
                  last day of the next preceding Monthly
                  Period, multiplied by 12)                                8.96%

         (3)      The Portfolio Yield (the Gross Yield minus
                  the Net Loss Rate for the Series 1999-1
                  Certificates for the preceding Monthly
                  Period)                                                 10.29%

         (4)      The Base Rate (Monthly Interest plus
                  Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for
                  the preceding Monthly Period with respect
                  to the related Distribution Date, divided
                  by the Invested Amount of the Series
                  1999-1 Certificates as of the last day of
                  the next preceding Monthly Period,
                  multiplied by 12)                                        4.81%

         (5)      The Net Spread (the Portfolio Yield minus
                  the Base Rate for the Series 1999-1
                  Certificates for the preceding Monthly
                  Period)                                                  5.48%

                    ----------------------------------------
                    Series 1999-1 Monthly Statement July 15,
                             2002 Distribution Date
                    ----------------------------------------

         (6)      The Monthly Payment Rate (Collections of
                  Principal Receivables and Finance Charge
                  Receivables with respect to all
                  Receivables in the Trust for the preceding
                  Monthly Period divided by the amount of
                  Receivables in the Trust as of the last
                  day of the next preceding Monthly Period)                8.38%

I)       Series 1999-1 Information for the Last Three
         Distribution Dates

         1)       Gross Yield

                  a)  07/15/02       19.25%
                  b)  06/17/02       19.48%
                  c)  05/15/02       20.19%

         2)       Net Loss Rate

                  a)  07/15/02        8.96%
                  b)  06/17/02        9.69%
                  c)  05/15/02        9.52%

         3)       Net Spread (Portfolio Yield Minus Base
                  Rate)

                  a)  07/15/02        5.48%
                  b)  06/17/02        4.71%
                  c)  05/15/02        5.74%

                  Three Month Average 5.31%

         4)       Monthly Payment Rate

                  a)  07/15/02        8.38%
                  b)  06/17/02        9.69%
                  c)  05/15/02        9.29%



                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By: _________________________________
                                  Name:   Patricia Garvey
                                  Title:  Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 1999-2
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement dated as of October 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-2 Certificates with respect to the Distribution Date occurring July 15, 2002 and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly
         Distribution for the Series 1999-2 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A
                  Certificateholders per $1,000 original
                  certificate principal amount                         $5.500000

         (2)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $5.500000

         (3)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

         (4)      The total amount distributed to Class B
                  Certificateholders per $1,000 original
                  certificate principal amount                         $1.897778

         (5)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $1.897778

         (6)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

B)       Information Regarding the Performance of the Trust

         (1) Allocation of Receivables Collections to the Series 1999-2 Certificates

                  (a)      The aggregate amount of Finance
                           Charge Receivables collected
                           during the Monthly Period
                           immediately preceding the
                           Distribution Date                      $94,486,045.03

                  (b)      The aggregate amount of
                           Interchange collected and
                           allocated to the Trust for the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,288,119.53

                        --------------------------------
                         Series 1999-2 Monthly Statement
                         July 15, 2002 Distribution Date
                        --------------------------------



                  (c)      The aggregate amount of Principal
                           Receivables collected during the
                           Monthly Period immediately
                           preceding the Distribution Date       $491,563,372.07

                  (d)      The Floating Allocation
                           Percentage with respect to the
                           Series 1999-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date             9.011609%

                  (e)      The Principal Allocation
                           Percentage with respect to the
                           Series 1999-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date             9.011609%

                  (f)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1999-2
                           Certificates for the Monthly
                           Period immediately preceding the
                           Distribution Date                       $9,171,489.28

                  (g)      The Principal Receivables
                           collected and allocated to the
                           Series 1999-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date        $44,297,766.70


         (2)      Available Finance Charge Collections and
                  Reallocated Principal Collections for
                  Series 1999-2 for the Monthly Period
                  immediately preceding the Distribution
                  Date.

                  (a)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 1999-2
                           Certificates                            $9,171,489.28

                  (b)      Collection Account and Special
                           Funding Account investment
                           earnings allocated to the Series
                           1999-2 Certificates                             $0.00

                  (c)      Principal Funding Account
                           Investment Proceeds                             $0.00

                  (d)      Class A Reserve Draw Amount                     $0.00

                  (e)      Class B Reserve Draw Amount                     $0.00

                  (f)      Additional Finance Charges from
                           other Series allocated to the
                           Series 1999-2 Certificates                      $0.00

                  (g)      Payments, if any, on deposit as
                           of the Determination Date
                           received from any Interest Rate
                           Protection Agreements                           $0.00

                  (h)      Reallocated Class D Principal
                           Collections                                     $0.00

                  (i)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (j)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (k)      Total Available Finance Charge
                           Collections and Reallocated
                           Principal Collections for Series
                           1999-2 (total of (a), (b), (c),
                           (d), (e), (f), (g), (h), (i) and
                           (j) above)                              $9,171,489.28

                        --------------------------------
                         Series 1999-2 Monthly Statement
                         July 15, 2002 Distribution Date
                        --------------------------------



         (3)      Available Principal Collections for Series
                  1999-2 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables
                           collected and allocated to the
                           Series 1999-2 Certificates             $44,297,766.70

                  (b)      Shared Principal Collections from
                           other Series allocated to the
                           Series 1999-2 Certificates                      $0.00

                  (c)      Additional amounts to be treated
                           as Available Principal
                           Collections pursuant to the
                           Series Supplement                       $4,664,193.53

                  (d)      Reallocated Class D Principal
                           Collections                                     $0.00

                  (e)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (f)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (g)      Available Principal Collections
                           for Series 1999-2 (total of (a),
                           (b) and (c) minus (d), (e) and
                           (f) above)                             $48,961,960.23

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)      31-60 days                               $125,318,255
                  (b)      61-90 days                                 85,223,808
                  (c)      91 or more days                           168,970,935
                                                                    ------------
                  (d)      Total Delinquencies                      $379,512,998

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted
                           Receivables with respect to the
                           Trust for the Monthly Period
                           immediately preceding the
                           Distribution Date                      $59,672,207.77

                  (b)      The aggregate Amount of
                           Recoveries of Defaulted
                           Receivables processed during the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,914,593.98

                  (c)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           [Defaulted Receivables minus
                           Recoveries]                            $51,757,613.79

                  (d)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           allocable to the Series 1999-2
                           Certificates (the "Series 1999-2
                           Defaulted Amount")                      $4,664,193.53

                  (e)      The Class A Defaulted Amount
                           [Series 1999-2 Defaulted Amount
                           multiplied by the Class A Percentage]   $3,731,354.83

                        --------------------------------
                         Series 1999-2 Monthly Statement
                         July 15, 2002 Distribution Date
                        --------------------------------

                  (f)      The Class B Defaulted Amount
                           [Series 1999-2 Defaulted Amount
                           multiplied by the Class B
                           Percentage]                               $419,777.42

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class
                           A Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           A Defaulted Amount, (ii)
                           Reallocated Principal Collections
                           applied to such Class A Defaulted
                           Amount, (iii) the amount by which
                           the Class D Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount, (iv)
                           the amount by which the
                           Collateral Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount and (v)
                           the amount by which the Class B
                           Invested Amount has been reduced
                           in respect of such Class A
                           Defaulted Amount (a "Class A
                           Charge-Off")                                    $0.00

                  (b)      The amount of the Class A
                           Charge-Off set forth in item 6(a)
                           above, per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class A Certificateholder's
                           investment)                                     $0.00

                  (c)      The total amount reimbursed on
                           the Distribution Date in respect
                           of Class A Charge-Offs for prior
                           Distribution Dates                              $0.00

                  (d)      The amount set forth in item 6(c)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class A
                           Certificateholder's investment)                 $0.00

                  (e)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class A Certificates exceeds
                           the Class A Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class
                           B Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           B Defaulted Amount, (ii)
                           Reallocated Class D Principal
                           Collections applied to such Class
                           B Defaulted Amount, (iii)
                           Reallocated Collateral Principal
                           Collections applied to such Class
                           B Defaulted Amount, (iv) the
                           amount by which the Class D
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount and (v) the
                           amount by which the Collateral
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount                                $0.00

                  (b)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Class B
                           Principal Collections                           $0.00

                  (c)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of item 6(a) (together
                           with item 7(a), "Class B
                           Charge-Offs")                                   $0.00

                        --------------------------------
                         Series 1999-2 Monthly Statement
                         July 15, 2002 Distribution Date
                        --------------------------------

                  (d)      The total amount by which the
                           Class B Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 7(a), (b)
                           and (c)                                         $0.00

                  (e)      The amount set forth in item 7(d)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class B Certificateholder's
                           investment)                                     $0.00

                  (f)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class B
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (g)      The amount set forth in item 7(f)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class B
                           Certificateholder's investment)                 $0.00

                  (h)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class B Certificates exceeds
                           the Class B Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the
                           Collateral Defaulted Amount over
                           the sum of (i) Available Finance
                           Charge Collections applied to
                           such Collateral Defaulted Amount,
                           (ii) Reallocated Class D
                           Principal Collections applied to
                           such Collateral Defaulted Amount
                           and (iii) the amount by which the
                           Class D Invested Amount has been
                           reduced in respect of such
                           Collateral Defaulted Amount                     $0.00

                  (b)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of Reallocated
                           Collateral Principal Collections                $0.00

                  (c)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of items 6(a) and
                           7(a) above                                      $0.00

                  (d)      The total amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date as set forth in items 8(a),
                           (b) and (c)                                     $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Collateral
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Collateral Interest exceeds
                           the Collateral Invested Amount,
                           if any, as of the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           the Distribution Date                           $0.00

                        --------------------------------
                         Series 1999-2 Monthly Statement
                         July 15, 2002 Distribution Date
                        --------------------------------



         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class
                           D Defaulted Amount over Available
                           Finance Charge Collections
                           applied to such Class D Defaulted
                           Amount                                          $0.00

                  (b)      The amount by which the Class D
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Principal
                           Collections                                     $0.00

                  (c)      The amount by which the Class D
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of items 6(a), 7(a) and
                           8(a) above                                      $0.00

                  (d)      The total amount by which the
                           Class D Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 9(a), (b)
                           and (c)                                         $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class D
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class D Interest exceeds the
                           Class D Invested Amount, if any,
                           as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1999-2
                           Monthly Servicing Fee payable to
                           the Servicer on the Distribution
                           Date                                      $911,458.33

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable
                           on the Distribution Date                $2,750,000.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable
                           on the Distribution Date                  $106,750.00

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the
                           Principal Funding Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date                $166,666,666.67

                  (b)      Deposits to the Principal Funding
                           Account are currently scheduled
                           to commence on the Distribution
                           Date occurring in August 2002.
                           (The initial funding date for the
                           Principal Funding Account may be
                           modified in certain circumstances
                           in accordance with the terms of
                           the Series Supplement.)

                        --------------------------------
                         Series 1999-2 Monthly Statement
                         July 15, 2002 Distribution Date
                        --------------------------------


         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount
                  for the Distribution Date, after giving
                  effect to all deposits, withdrawals and
                  distributions on such Distribution Date                  $0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the
                           Class A Reserve Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                   $2,505,000.00

                  (b)      The Class A Required Reserve
                           Account Amount                          $2,505,000.00

         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the
                           Class B Reserve Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                     $140,625.00

                  (b)      The Class B Required Reserve
                           Account Amount                            $140,625.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount            $500,000,000.00

         (2)      The Class A Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date        $500,000,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class A Invested Amount
                  on such Distribution Date, to the Class A
                  Initial Invested Amount). The amount of a
                  Class A Certificateholder's pro rata share
                  of the Class A Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class A
                  Certificateholder's Certificate by the
                  Pool Factor                                           1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount             $56,250,000.00

         (2)      The Class B Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $56,250,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class B Invested Amount
                  on such Distribution Date, to the Class B
                  Initial Invested Amount). The amount of a
                  Class B Certificateholder's pro rata share
                  of the Class B Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class B
                  Certificateholder's Certificate by the
                  Pool Factor                                           1.000000

                        --------------------------------
                         Series 1999-2 Monthly Statement
                         July 15, 2002 Distribution Date
                        --------------------------------

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount          $50,000,000.00

         (2)      The Collateral Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $31,666,667.00

         (3)      The Collateral Invested Amount as a
                  percentage of the Adjusted Invested Amount
                  on such Distribution Date                                7.20%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount             $18,750,000.00

         (2)      The Class D Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $18,750,000.00

         (3)      The Class D Invested Amount as a
                  percentage of the Adjusted Invested Amount
                  on such Distribution Date                                4.26%

G)       Receivables Balances

         (1)      The aggregate amount of Principal
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period            $7,005,696,248

         (2)      The aggregate amount of Finance Charge
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period              $144,471,869

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge
                  Collections for the Series 1999-2
                  Certificates for the preceding Monthly
                  Period (excluding payments received from
                  Interest Rate Protection Agreements)
                  divided by the Invested Amount of the
                  Series 1999-2 Certificates as of the last
                  day of the next preceding Monthly Period,
                  multiplied by 12)                                       17.61%

         (2)      The Net Loss Rate (the Series 1999-2
                  Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of
                  the Series 1999-2 Certificates as of the
                  last day of the next preceding Monthly
                  Period, multiplied by 12)                                8.96%

         (3)      The Portfolio Yield (the Gross Yield minus
                  the Net Loss Rate for the Series 1999-2
                  Certificates for the preceding Monthly
                  Period)                                                  8.65%

         (4)      The Base Rate (Monthly Interest plus
                  Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for
                  the preceding Monthly Period with respect
                  to the related Distribution Date, divided
                  by the Invested Amount of the Series
                  1999-2 Certificates as of the last day of
                  the next preceding Monthly Period,
                  multiplied by 12)                                        7.71%

                        --------------------------------
                         Series 1999-2 Monthly Statement
                         July 15, 2002 Distribution Date
                        --------------------------------

         (5)      The Net Spread (the Portfolio Yield minus
                  the Base Rate for the Series 1999-2
                  Certificates for the preceding Monthly
                  Period)                                                  0.94%

         (6)      The Monthly Payment Rate (Collections of
                  Principal Receivables and Finance Charge
                  Receivables with respect to all
                  Receivables in the Trust for the preceding
                  Monthly Period divided by the amount of
                  Receivables in the Trust as of the last
                  day of the next preceding Monthly Period)                8.38%

I)       Series 1999-2 Information for the Last Three
         Distribution Dates

         1)       Gross Yield

                  a)       07/15/02         17.61%
                  b)       06/17/02         19.48%
                  c)       05/15/02         18.47%

         2)       Net Loss Rate

                  a)       07/15/02          8.96%
                  b)       06/17/02          9.69%
                  c)       05/15/02          9.52%

         3)       Net Spread (Portfolio Yield Minus Base
                  Rate)

                  a)       07/15/02          0.94%
                  b)       06/17/02          2.00%
                  c)       05/15/02          1.20%

                  Three Month Average        1.38%

         4)       Monthly Payment Rate

                  a)       07/15/02          8.38%
                  b)       06/17/02          9.69%
                  c)       05/15/02          9.29%


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By: _________________________________
                                  Name:   Patricia Garvey
                                  Title:  Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                  SERIES 2000-1
                  ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on July 15, 2002,and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly
         Distribution for the Series 2000-1 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A
                  Certificateholders per $1,000 original
                  certificate principal amount                         $6.241667

         (2)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $6.241667

         (3)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

         (4)      The total amount distributed to Class B
                  Certificateholders per $1,000 original
                  certificate principal amount                         $1.804444

         (5)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $1.804444

         (6)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

B)       Information Regarding the Performance of the Trust

         (1) Allocation of Receivables Collections to the Series 2000-1 Certificates

                  (a)      The aggregate amount of Finance
                           Charge Receivables collected
                           during the Monthly Period
                           immediately preceding the
                           Distribution Date                      $94,486,045.03

                  (b)      The aggregate amount of
                           Interchange collected and
                           allocated to the Trust for the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,288,119.53

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         July 15, 2002 Distribution Date
                        ---------------------------------

                  (c)      The aggregate amount of Principal
                           Receivables collected during the
                           Monthly Period immediately
                           preceding the Distribution Date       $491,563,372.07

                  (d)      The Floating Allocation
                           Percentage with respect to the
                           Series 2000-1 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date             7.569751%

                  (e)      The Principal Allocation
                           Percentage with respect to the
                           Series 2000-1 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date             7.569751%

                  (f)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 2000-1
                           Certificates for the Monthly
                           Period immediately preceding the
                           Distribution Date                       $7,704,051.00

                  (g)      The Principal Receivables
                           collected and allocated to the
                           Series 2000-1 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date        $37,210,124.03

         (2)      Available Finance Charge Collections and
                  Reallocated Principal Collections for
                  Series 2000-1 for the Monthly Period
                  immediately preceding the Distribution
                  Date.

                  (a)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 2000-1
                           Certificates                            $7,704,051.00

                  (b)      Collection Account and Special
                           Funding Account investment
                           earnings allocated to the Series
                           2000-1 Certificates                             $0.00

                  (c)      Principal Funding Account
                           Investment Proceeds                             $0.00

                  (d)      Class A Reserve Draw Amount                     $0.00

                  (e)      Class B Reserve Draw Amount                     $0.00

                  (f)      Additional Finance Charges from
                           other Series allocated to the
                           Series 2000-1 Certificates                      $0.00

                  (g)      Payments, if any, on deposit as
                           of the Determination Date
                           received from any Interest Rate
                           Protection Agreements                           $0.00

                  (h)      Reallocated Class D Principal
                           Collections                                     $0.00

                  (i)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (j)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (k)      Total Available Finance Charge
                           Collections and Reallocated
                           Principal Collections for Series
                           2000-1 (total of (a), (b), (c),
                           (d), (e), (f), (g), (h), (i) and
                           (j) above)                              $7,704,051.00

         (3)      Available Principal Collections for Series
                  2000-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables
                           collected and allocated to the
                           Series 2000-1 Certificates             $37,210,124.03

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         July 15, 2002 Distribution Date
                        ---------------------------------

                  (b)      Shared Principal Collections from
                           other Series allocated to the
                           Series 2000-1 Certificates                      $0.00

                  (c)      Additional amounts to be treated
                           as Available Principal
                           Collections pursuant to the
                           Series Supplement                       $3,917,922.57

                  (d)      Reallocated Class D Principal
                           Collections                                     $0.00

                  (e)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (f)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (g)      Available Principal Collections
                           for Series 2000-1 (total of (a),
                           (b) and (c) minus (d), (e) and
                           (f) above)                             $41,128,046.60

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)      31-60 days                               $125,318,255
                  (b)      61-90 days                                 85,223,808
                  (c)      91 or more days                           168,970,935
                                                                     -----------

                  (d)      Total Delinquencies                      $379,512,998

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted
                           Receivables with respect to the
                           Trust for the Monthly Period
                           immediately preceding the
                           Distribution Date                      $59,672,207.77

                  (b)      The aggregate Amount of
                           Recoveries of Defaulted
                           Receivables processed during the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,914,593.98

                  (c)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           [Defaulted Receivables minus
                           Recoveries]                            $51,757,613.79

                  (d)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           allocable to the Series 2000-1
                           Certificates (the "Series 2000-1
                           Defaulted Amount")                      $3,917,922.57

                  (e)      The Class A Defaulted Amount
                           [Series 2000-1 Defaulted Amount
                           multiplied by the Class A
                           Percentage]                             $3,134,338.05

                  (f)      The Class B Defaulted Amount
                           [Series 2000-1 Defaulted Amount
                           multiplied by the Class B
                           Percentage]                               $352,613.03

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         July 15, 2002 Distribution Date
                        ---------------------------------


         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class
                           A Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           A Defaulted Amount, (ii)
                           Reallocated Principal Collections
                           applied to such Class A Defaulted
                           Amount, (iii) the amount by which
                           the Class D Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount, (iv)
                           the amount by which the
                           Collateral Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount and (v)
                           the amount by which the Class B
                           Invested Amount has been reduced
                           in respect of such Class A
                           Defaulted Amount (a "Class A
                           Charge-Off")                                    $0.00

                  (b)      The amount of the Class A
                           Charge-Off set forth in item 6(a)
                           above, per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class A Certificateholder's
                           investment)                                 $0.000000

                  (c)      The total amount reimbursed on
                           the Distribution Date in respect
                           of Class A Charge-Offs for prior
                           Distribution Dates                              $0.00

                  (d)      The amount set forth in item 6(c)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class A
                           Certificateholder's investment)            $0.0000000

                  (e)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class A Certificates exceeds
                           the Class A Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class
                           B Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           B Defaulted Amount, (ii)
                           Reallocated Class D Principal
                           Collections applied to such Class
                           B Defaulted Amount, (iii)
                           Reallocated Collateral Principal
                           Collections applied to such Class
                           B Defaulted Amount, (iv) the
                           amount by which the Class D
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount and (v) the
                           amount by which the Collateral
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount                                $0.00

                  (b)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Class B
                           Principal Collections                           $0.00

                  (c)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of item 6(a) (together
                           with item 7(a), "Class B
                           Charge-Offs")                                   $0.00

                  (d)      The total amount by which the
                           Class B Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 7(a), (b)
                           and (c)                                         $0.00

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         July 15, 2002 Distribution Date
                        ---------------------------------


                  (e)      The amount set forth in item 7(d)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class B Certificateholder's
                           investment)                                 $0.000000

                  (f)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class B
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (g)      The amount set forth in item 7(f)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class B
                           Certificateholder's investment)             $0.000000

                  (h)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class B Certificates exceeds
                           the Class B Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the
                           Collateral Defaulted Amount over
                           the sum of (i) Available Finance
                           Charge Collections applied to
                           such Collateral Defaulted Amount,
                           (ii) Reallocated Class D
                           Principal Collections applied to
                           such Collateral Defaulted Amount
                           and (iii) the amount by which the
                           Class D Invested Amount has been
                           reduced in respect of such
                           Collateral Defaulted Amount                     $0.00

                  (b)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of Reallocated
                           Collateral Principal Collections                $0.00

                  (c)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of items 6(a) and
                           7(a) above                                      $0.00

                  (d)      The total amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date as set forth in items 8(a),
                           (b) and (c)                                     $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Collateral
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Collateral Interest exceeds
                           the Collateral Invested Amount,
                           if any, as of the Distribution
                           Date, after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class
                           D Defaulted Amount over Available
                           Finance Charge Collections
                           applied to such Class D Defaulted
                           Amount                                          $0.00

                  (b)      The amount by which the Class D
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Principal
                           Collections                                     $0.00

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         July 15, 2002 Distribution Date
                        ---------------------------------


                  (c)      The amount by which the Class D
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of items 6(a), 7(a) and 8
                           (a) above                                       $0.00

                  (d)      The total amount by which the
                           Class D Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 9(a), (b)
                           and (c)                                         $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class D
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class D Interest exceeds the
                           Class D Invested Amount, if any,
                           as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-1
                           Monthly Servicing Fee payable to
                           the Servicer on the Distribution
                           Date                                      $765,625.00

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable
                           on the Distribution Date                $2,621,500.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable
                           on the Distribution Date                   $85,260.00

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the
                           Principal Funding Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date                          $0.00

                  (b)      Deposits to the Principal Funding
                           Account are currently scheduled
                           to commence on the Distribution
                           Date occurring in March 2004 (The
                           initial funding date for the
                           Principal Funding Account may be
                           modified in certain circumstances
                           in accordance with the terms of
                           the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount
                  for the Distribution Date, after giving
                  effect to all deposits, withdrawals and
                  distributions on such Distribution Date                  $0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the
                           Class A Reserve Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                           $0.00

                  (b)      The Class A Required Reserve
                           Account Amount                                  $0.00

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         July 15, 2002 Distribution Date
                        ---------------------------------

         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the
                           Class B Reserve Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                           $0.00

                  (b)      The Class B Required Reserve
                           Account Amount                                  $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount            $420,000,000.00

         (2)      The Class A Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date        $420,000,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class A Invested Amount
                  on such Distribution Date, to the Class A
                  Initial Invested Amount). The amount of a
                  Class A Certificateholder's pro rata share
                  of the Class A Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class A
                  Certificateholder's Certificate by the
                  Pool Factor                                           1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount             $47,250,000.00

         (2)      The Class B Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $47,250,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class B Invested Amount
                  on such Distribution Date, to the Class B
                  Initial Invested Amount). The amount of a
                  Class B Certificateholder's pro rata share
                  of the Class B Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class B
                  Certificateholder's Certificate by the
                  Pool Factor                                           1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount          $42,000,000.00

         (2)      The Collateral Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $42,000,000.00

         (3)      The Collateral Invested Amount as a
                  percentage of the Invested Amount on such
                  Distribution Date                                        8.00%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount             $15,750,000.00

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         July 15, 2002 Distribution Date
                        ---------------------------------



         (2)      The Class D Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $15,750,000.00

         (3)      The Class D Invested Amount as a
                  percentage of the Invested Amount on such
                  Distribution Date                                        3.00%

G)       Receivables Balances

         (1)      The aggregate amount of Principal
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period            $7,005,696,248

         (2)      The aggregate amount of Finance Charge
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period              $144,471,869

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge
                  Collections for the Series 2000-1
                  Certificates for the preceding Monthly
                  Period (excluding payments received from
                  Interest Rate Protection Agreements)
                  divided by the Invested Amount of the
                  Series 2000-1 Certificates as of the last
                  day of the next preceding Monthly Period,
                  multiplied by 12)                                       17.61%

         (2)      The Net Loss Rate (the Series 2000-1
                  Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of
                  the Series 2000-1 Certificates as of the
                  last day of the next preceding Monthly
                  Period, multiplied by 12)                                8.96%

         (3)      The Portfolio Yield (the Gross Yield minus
                  the Net Loss Rate for the Series 2000-1
                  Certificates for the preceding Monthly
                  Period)                                                  8.65%

         (4)      The Base Rate (Monthly Interest plus
                  Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for
                  the preceding Monthly Period with respect
                  to the related Distribution Date, divided
                  by the Invested Amount of the Series
                  2000-1 Certificates as of the last day of
                  the next preceding Monthly Period,
                  multiplied by 12)                                        8.41%

         (5)      The Net Spread (the Portfolio Yield minus
                  the Base Rate for the Series 2000-1
                  Certificates for the preceding Monthly
                  Period)                                                  0.24%

         (6)      The Monthly Payment Rate (Collections of
                  Principal Receivables and Finance Charge
                  Receivables with respect to all
                  Receivables in the Trust for the preceding
                  Monthly Period divided by the amount of
                  Receivables in the Trust as of the last
                  day of the next preceding Monthly Period)                8.38%

I)       Series 2000-1 Information for the Last Three
         Distribution Dates

         1)       Gross Yield

                  a)       07/15/02         17.61%
                  b)       06/17/02         19.48%
                  c)       05/15/02         18.47%

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                         July 15, 2002 Distribution Date
                        ---------------------------------


         2)       Net Loss Rate

                  a)       07/15/02          8.96%
                  b)       06/17/02          9.69%
                  c)       05/15/02          9.52%

         3)       Net Spread (Portfolio Yield Minus Base
                  Rate)

                  a)       07/15/02          0.24%
                  b)       06/17/02          1.31%
                  c)       05/15/02          0.51%

                  Three Month Average        0.69%

         4)       Monthly Payment Rate


                  a)       07/15/02          8.38%
                  b)       06/17/02          9.69%
                  c)       05/15/02          9.29%



                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By: _________________________________
                                      Name:  Patricia Garvey
                                      Title: Vice President

                               MONTHLY STATEMENT
                 ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                 SERIES 2000-2
                 ---------------------------------------------

             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on July 15, 2002 and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly
         Distribution for the Series 2000-2 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A
                  Certificateholders per $1,000 original
                  certificate principal amount                         $1.563333

         (2)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $1.563333

         (3)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

         (4)      The total amount distributed to Class B
                  Certificateholders per $1,000 original
                  certificate principal amount                         $1.827778

         (5)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $1.827778

         (6)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

B)       Information Regarding the Performance of the Trust

         (1) Allocation of Receivables Collections to the Series 2000-2 Certificates

                  (a)      The aggregate amount of Finance
                           Charge Receivables collected
                           during the Monthly Period
                           immediately preceding the
                           Distribution Date                      $94,486,045.03

                     --------------------------------------
                        Series 2000-2 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------

                  (b)      The aggregate amount of
                           Interchange collected and
                           allocated to the Trust for the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,288,119.53

                  (c)      The aggregate amount of Principal
                           Receivables collected during the
                           Monthly Period immediately
                           preceding the Distribution Date       $491,563,372.07

                  (d)      The Floating Allocation
                           Percentage with respect to the
                           Series 2000-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date             8.345470%

                  (e)      The Principal Allocation
                           Percentage with respect to the
                           Series 2000-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date             8.345470%

                  (f)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 2000-2
                           Certificates for the Monthly
                           Period immediately preceding the
                           Distribution Date                       $8,493,532.79

                  (g)      The Principal Receivables
                           collected and allocated to the
                           Series 2000-2 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date        $41,023,275.79

         (2)      Available Finance Charge Collections and
                  Reallocated Principal Collections for
                  Series 2000-2 for the Monthly Period
                  immediately preceding the Distribution
                  Date.

                  (a)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 2000-2
                           Certificates                            $8,493,532.79

                  (b)      Collection Account and Special
                           Funding Account investment
                           earnings allocated to the Series
                           2000-2 Certificates                             $0.00

                  (c)      Principal Funding Account
                           Investment Proceeds                             $0.00

                  (d)      Class A Reserve Draw Amount                     $0.00

                  (e)      Class B Reserve Draw Amount                     $0.00

                  (f)      Additional Finance Charges from
                           other Series allocated to the
                           Series 2000-2 Certificates              $3,112,913.26

                  (g)      Payments, if any, on deposit as
                           of the Determination Date
                           received from any Interest Rate
                           Protection Agreements                           $0.00

                  (h)      Reallocated Class D Principal
                           Collections                                     $0.00

                  (i)      Reallocated Collateral Principal
                           Collections                                     $0.00

                     --------------------------------------
                        Series 2000-2 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------


                  (j)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (k)      Total Available Finance Charge
                           Collections and Reallocated
                           Principal Collections for Series
                           2000-2 (total of (a), (b), (c),
                           (d), (e), (f), (g), (h), (i) and
                           (j) above)                             $11,606,446.05

         (3)      Available Principal Collections for Series
                  2000-2 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables
                           collected and allocated to the
                           Series 2000-2 Certificates             $41,023,275.79

                  (b)      Shared Principal Collections from
                           other Series allocated to the
                           Series 2000-2 Certificates                      $0.00

                  (c)      Additional amounts to be treated
                           as Available Principal
                           Collections pursuant to the
                           Series Supplement                       $4,319,416.35

                  (d)      Reallocated Class D Principal
                           Collections                                     $0.00

                  (e)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (f)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (g)      Available Principal Collections
                           for Series 2000-2 (total of (a),
                           (b) and (c) minus (d), (e) and
                           (f) above)                             $45,342,692.14

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)      31-60 days                               $125,318,255
                  (b)      61-90 days                                 85,223,808
                  (c)      91 or more days                           168,970,935
                                                                     -----------
                  (d)      Total Delinquencies                      $379,512,998

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted
                           Receivables with respect to the
                           Trust for the Monthly Period
                           immediately preceding the
                           Distribution Date                      $59,672,207.77

                  (b)      The aggregate Amount of
                           Recoveries of Defaulted
                           Receivables processed during the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,914,593.98

                     --------------------------------------
                        Series 2000-2 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------



                  (c)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           [Defaulted Receivables minus
                           Recoveries]                            $51,757,613.79

                  (d)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           allocable to the Series 2000-2
                           Certificates (the "Series 2000-2
                           Defaulted Amount")                      $4,319,416.35

                  (e)      The Class A Defaulted Amount
                           [Series 2000-2 Defaulted Amount
                           multiplied by the Class A
                           Percentage]                             $3,358,219.34

                  (f)      The Class B Defaulted Amount
                           [Series 2000-2 Defaulted Amount
                           multiplied by the Class B
                           Percentage]                               $442,538.68

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class
                           A Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           A Defaulted Amount, (ii)
                           Reallocated Principal Collections
                           applied to such Class A Defaulted
                           Amount, (iii) the amount by which
                           the Class D invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount, (iv)
                           the amount by which the
                           Collateral Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount and (v)
                           the amount by which the Class B
                           Invested Amount has been reduced
                           in respect of such Class A
                           Defaulted Amount (a"Class A
                           Charge-Off")                                    $0.00

                  (b)      The amount of the Class A
                           Charge-Off set forth in item 6(a)
                           above, per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class A Certificateholder's
                           investment)                                 $0.000000

                  (c)      The total amount reimbursed on
                           the Distribution Date in respect
                           of Class A Charge-Offs for prior
                           Distribution Dates                              $0.00

                  (d)      The amount set forth in item 6(c)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class A Certificateholder's
                           investment)                                 $0.000000

                  (e)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class A Certificates exceeds
                           the Class A Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such Distribution
                           Date                                            $0.00

                     --------------------------------------
                        Series 2000-2 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------


         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class
                           B Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           B Defaulted Amount, (ii)
                           Reallocated Class D Principal
                           Collections applied to such Class
                           B Defaulted Amount, (iii)
                           Reallocated Collateral Principal
                           Collections applied to such Class
                           B Defaulted Amount, (iv) the
                           amount by which the Class D
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount and (v) the
                           amount by which the Collateral
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount                                $0.00

                  (b)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Class B
                           Principal Collections                           $0.00

                  (c)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of item 6(a) (together
                           with item 7(a), "Class B
                           Charge-Offs")                                   $0.00

                  (d)      The total amount by which the
                           Class B Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 7(a),
                           (b) and (c)                                     $0.00

                  (e)      The amount set forth in item 7(d)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class B Certificateholder's
                           investment)                                 $0.000000

                  (f)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class B
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (g)      The amount set forth in item 7(f)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class B Certificateholder's
                           investment)                                 $0.000000

                  (h)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class B Certificates exceeds
                           the Class B Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the
                           Collateral Defaulted Amount over
                           the sum of (i) Available Finance
                           Charge Collections applied to
                           such Collateral Defaulted Amount,
                           (ii) Reallocated Class D
                           Principal Collections applied to
                           such Collateral Defaulted Amount
                           and (iii) the amount by which the
                           Class D Invested Amount has been
                           reduced in respect of such
                           Collateral Defaulted Amount                     $0.00

                     --------------------------------------
                        Series 2000-2 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------



                  (b)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of Reallocated
                           Collateral Principal Collections                $0.00

                  (c)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of items 6(a) and
                           7(a) above                                      $0.00

                  (d)      The total amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date as set forth in items 8(a),
                           (b) and (c)                                     $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Collateral
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Collateral Interest exceeds
                           the Collateral Invested Amount,
                           if any, as of the Distribution
                           Date, after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class
                           D Defaulted Amount over Available
                           Finance Charge Collections
                           applied to such Class D Defaulted
                           Amount                                          $0.00

                  (b)      The amount by which the Class D
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Principal
                           Collections                                     $0.00

                  (c)      The amount by which the Class D
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of items 6(a), 7(a) and 8
                           (a) above                                       $0.00

                  (d)      The total amount by which the
                           Class D Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 9(a), (b)
                           and (c)                                         $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class D
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class D Interest exceeds the
                           Class D Invested Amount, if any,
                           as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-2
                           Monthly Servicing Fee payable to
                           the Servicer on the Distribution
                           Date                                      $844,083.33

                     --------------------------------------
                        Series 2000-2 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------


         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable
                           on the Distribution Date                  $703,500.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable
                           on the Distribution Date                  $108,387.22

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the
                           Principal Funding Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date                          $0.00

                  (b)      Deposits to the Principal Funding
                           Account are currently scheduled
                           to commence on the Distribution
                           Date occurring in August 2004
                           (The initial funding date for the
                           Principal Funding Account may be
                           modified in certain circumstances
                           in accordance with the terms of
                           the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount
                  for the Distribution Date, after giving
                  effect to all deposits, withdrawals and
                  distributions on such Distribution Date                  $0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the
                           Class A Reserve Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                           $0.00

                  (b)      The Class A Required Reserve
                           Account Amount                                  $0.00

         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the
                           Class B Reserve Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                           $0.00

                  (b)      The Class B Required Reserve
                           Account Amount                                  $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount            $450,000,000.00

                     --------------------------------------
                        Series 2000-2 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------


         (2)      The Class A Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date        $450,000,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class A Invested Amount
                  on such Distribution Date, to the Class A
                  Initial Invested Amount). The amount of a
                  Class A Certificateholder's pro rata share
                  of the Class A Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class A
                  Certificateholder's Certificate by the
                  Pool Factor                                           1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount             $59,300,000.00

         (2)      The Class B Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $59,300,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class B Invested Amount
                  on such Distribution Date, to the Class B
                  Initial Invested Amount). The amount of a
                  Class B Certificateholder's pro rata share
                  of the Class B Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class B
                  Certificateholder's Certificate by the
                  Pool Factor.                                          1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount          $49,200,000.00

         (2)      The Collateral Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $49,200,000.00

         (3)      The Collateral Invested Amount as a
                  percentage of the Invested Amount on such
                  Distribution Date                                        8.50%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount             $20,300,000.00

         (2)      The Class D Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $20,300,000.00

         (3)      The Class D Invested Amount as a
                  percentage of the Invested Amount on such
                  Distribution Date                                        3.51%

                     --------------------------------------
                        Series 2000-2 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------


G)       Receivables Balances

         (1)      The aggregate amount of Principal
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period            $7,005,696,248

         (2)      The aggregate amount of Finance Charge
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period              $144,471,869

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge
                  Collections for the Series 2000-2
                  Certificates for the preceding Monthly
                  Period (excluding payments received from
                  Interest Rate Protection Agreements)
                  divided by the Invested Amount of the
                  Series 2000-2 Certificates as of the last
                  day of the next preceding Monthly Period,
                  multiplied by 12)                                       24.06%

         (2)      The Net Loss Rate (the Series 2000-2
                  Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of
                  the Series 2000-2 Certificates as of the
                  last day of the next preceding Monthly
                  Period, multiplied by 12)                                8.96%

         (3)      The Portfolio Yield (the Gross Yield minus
                  the Net Loss Rate for the Series 2000-2
                  Certificates for the preceding Monthly
                  Period)                                                 15.10%

         (4)      The Base Rate (Monthly Interest plus
                  Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for
                  the preceding Monthly Period with respect
                  to the related Distribution Date, divided
                  by the Invested Amount of the Series
                  2000-2 Certificates as of the last day of
                  the next preceding Monthly multiplied by
                  12)                                                      4.36%

         (5)      The Net Spread (the Portfolio Yield minus
                  the Base Rate for the Series 2000-2
                  Certificates for the preceding Monthly
                  Period)                                                 10.74%

         (6)      The Monthly Payment Rate (Collections of
                  Principal Receivables and Finance Charge
                  Receivables with respect to all
                  Receivables in the Trust for the preceding
                  Monthly Period divided by the amount of
                  Receivables in the Trust as of the last
                  day of the next preceding Monthly Period)                8.38%


I)       Series 2000-2 Information for the Last Three
         Distribution Dates

         1)       Gross Yield

                  a)       07/15/02         24.06%
                  b)       06/17/02         19.48%
                  c)       05/15/02         25.77%

                     --------------------------------------
                        Series 2000-2 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------

         2)       Net Loss Rate

                  a)       07/15/02          8.96%
                  b)       06/17/02          9.69%
                  c)       05/15/02          9.52%

         3)       Net Spread (Portfolio Yield Minus Base
                  Rate)

                  a)       07/15/02         10.74%
                  b)       06/17/02          5.13%
                  c)       05/15/02         11.75%

                  Three Month Average        9.21%

         4)       Monthly Payment Rate

                  a)       07/15/02          8.38%
                  b)       06/17/02          9.69%
                  c)       05/15/02          9.29%



                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By: _____________________________
                                     Name:   Patricia Garvey
                                     Title:  Vice President

                               MONTHLY STATEMENT
                 ---------------------------------------------
                             PROVIDIAN MASTER TRUST
                                 Series 2000-3
                 ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on July 15, 2002 and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly
         Distribution for the Series 2000-3 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A
                  Certificateholders per $1,000 original
                  certificate principal amount                         $1.524444

         (2)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $1.524444

         (3)      The amount set forth in A(1) above
                  distributed to Class A Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

         (4)      The total amount distributed to Class B
                  Certificateholders per $1,000 original
                  certificate principal amount                         $1.781111

         (5)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to interest per $1,000
                  original certificate principal amount                $1.781111

         (6)      The amount set forth in A(4) above
                  distributed to Class B Certificateholders
                  with respect to principal per $1,000
                  original certificate principal amount                $0.000000

B)       Information Regarding the Performance of the Trust

         (1) Allocation of Receivables Collections to the Series 2000-3 Certificates

                  (a)      The aggregate amount of Finance
                           Charge Receivables collected
                           during the Monthly Period
                           immediately preceding the
                           Distribution Date                      $94,486,045.03

                  (b)      The aggregate amount of
                           Interchange collected and
                           allocated to the Trust for the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,288,119.53

                  (c)      The aggregate amount of Principal
                           Receivables collected during the
                           Monthly Period immediately
                           preceding the Distribution Date       $491,563,372.07

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------


                  (d)      The Floating Allocation
                           Percentage with respect to the
                           Series 2000-3 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date            10.093002%

                  (e)      The Principal Allocation
                           Percentage with respect to the
                           Series 2000-3 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date            10.093002%

                  (f)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 2000-3
                           Certificates for the Monthly
                           Period immediately preceding the
                           Distribution Date                      $10,272,068.00

                  (g)      The Principal Receivables
                           collected and allocated to the
                           Series 2000-3 Certificates for
                           the Monthly Period immediately
                           preceding the Distribution Date        $49,613,498.71

         (2)      Available Finance Charge Collections and
                  Reallocated Principal Collections for
                  Series 2000-3 for the Monthly Period
                  immediately preceding the Distribution
                  Date.

                  (a)      The Finance Charge Receivables
                           and Interchange collected and
                           allocated to the Series 2000-3
                           Certificates                           $10,272,068.00

                  (b)      Collection Account and Special
                           Funding Account investment
                           earnings allocated to the Series
                           2000-3 Certificates                             $0.00

                  (c)      Principal Funding Account
                           Investment Proceeds                             $0.00

                  (d)      Class A Reserve Draw Amount                     $0.00

                  (e)      Class B Reserve Draw Amount                     $0.00

                  (f)      Additional Finance Charges from
                           other Series allocated to the
                           Series 2000-3 Certificates              $3,727,213.44

                  (g)      Payments, if any, on deposit as
                           of the Determination Date
                           received from any Interest Rate
                           Protection Agreements                           $0.00

                  (h)      Reallocated Class D Principal
                           Collections                                     $0.00

                  (i)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (j)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (k)      Total Available Finance Charge
                           Collections and Reallocated
                           Principal Collections for Series
                           2000-3 (total of (a), (b), (c),
                           (d), (e), (f), (g), (h), (i) and
                           (j) above)                             $13,999,281.44

         (3)      Available Principal Collections for Series
                  2000-3 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables
                           collected and allocated to the
                           Series 2000-3 Certificates             $49,613,498.71

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------

                  (b)      Shared Principal Collections from
                           other Series allocated to the
                           Series 2000-3 Certificates                      $0.00

                  (c)      Additional amounts to be treated
                           as Available Principal
                           Collections pursuant to the
                           Series Supplement                       $5,223,896.76

                  (d)      Reallocated Class D Principal
                           Collections                                     $0.00

                  (e)      Reallocated Collateral Principal
                           Collections                                     $0.00

                  (f)      Reallocated Class B Principal
                           Collections                                     $0.00

                  (g)      Available Principal Collections
                           for Series 2000-3 (total of (a),
                           (b) and (c) minus (d), (e) and
                           (f) above)                             $54,837,395.47

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)      31-60 days                               $125,318,255
                  (b)      61-90 days                                 85,223,808
                  (c)      91 or more days                           168,970,935
                                                                     -----------
                  (d)      Total Delinquencies                      $379,512,998

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted
                           Receivables with respect to the
                           Trust for the Monthly Period
                           immediately preceding the
                           Distribution Date                      $59,672,207.77

                  (b)      The aggregate Amount of
                           Recoveries of Defaulted
                           Receivables processed during the
                           Monthly Period immediately
                           preceding the Distribution Date         $7,914,593.98

                  (c)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           [Defaulted Receivables minus
                           Recoveries]                            $51,757,613.79

                  (d)      The Defaulted Amount for the
                           Monthly Period immediately
                           preceding the Distribution Date
                           allocable to the Series 2000-3
                           Certificates (the "Series 2000-3
                           Defaulted Amount")                      $5,223,896.76

                  (e)      The Class A Defaulted Amount
                           [Series 2000-3 Defaulted Amount
                           multiplied by the Class A
                           Percentage]                             $4,061,579.73

                  (f)      The Class B Defaulted Amount
                           [Series 2000-3 Defaulted Amount
                           multiplied by the Class B
                           Percentage]                               $535,449.42

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------


         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class
                           A Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           A Defaulted Amount, (ii)
                           Reallocated Principal Collections
                           applied to such Class A Defaulted
                           Amount, (iii) the amount by which
                           the Class D Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount, (iv)
                           the amount by which the
                           Collateral Invested Amount has
                           been reduced in respect of such
                           Class A Defaulted Amount and (v)
                           the amount by which the Class B
                           Invested Amount has been reduced
                           in respect of such Class A
                           Defaulted Amount (a "Class A
                           Charge-Off")                                    $0.00

                  (b)      The amount of the Class A
                           Charge-Off set forth in item 6(a)
                           above, per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class A Certificateholder's
                           investment)                                 $0.000000

                  (c)      The total amount reimbursed on
                           the Distribution Date in respect
                           of Class A Charge-Offs for prior
                           Distribution Dates                              $0.00

                  (d)      The amount set forth in item 6(c)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class A Certificateholder's
                           investment)                                 $0.000000

                  (e)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class A Certificates exceeds
                           the Class A Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class
                           B Defaulted Amount over the sum
                           of (i) Available Finance Charge
                           Collections applied to such Class
                           B Defaulted Amount, (ii)
                           Reallocated Class D Principal
                           Collections applied to such Class
                           B Defaulted Amount, (ii)
                           Reallocated Class D Principal
                           Collections applied to such Class
                           B Defaulted Amount, (iii)
                           Reallocated Collateral Principal
                           Collections applied to such Class
                           B Defaulted Amount, (iv) the
                           amount by which the Class D
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount and (v) the
                           amount by which the Collateral
                           Invested Amount has been reduced
                           in respect of such Class B
                           Defaulted Amount                                $0.00

                  (b)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Class B
                           Principal Collections                           $0.00

                  (c)      The amount by which the Class B
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of item 6(a) (together
                           with item 7(a), "Class B
                           Charge-Offs")                                   $0.00

                  (d)      The total amount by which the
                           Class B Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 7(a), (b)
                           and (c)                                         $0.00

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------


                  (e)      The amount set forth in item 7(d)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           reducing, pro rata, the amount of
                           each Class B Certificateholder's
                           investment)                                 $0.000000

                  (f)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class B
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (g)      The amount set forth in item 7(f)
                           above per $1,000 original
                           certificate principal amount
                           (which will have the effect of
                           increasing, pro rata, the amount
                           of each Class B Certificateholder's
                           investment)                                 $0.000000

                  (h)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class B Certificates exceeds
                           the Class B Invested Amount if
                           any, as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on such
                           Distribution Date                               $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the
                           Collateral Defaulted Amount over
                           the sum of (i) Available Finance
                           Charge Collections applied to
                           such Collateral Defaulted Amount,
                           (ii) Reallocated Class D
                           Principal Collections applied to
                           such Collateral Defaulted Amount
                           and (iii) the amount by which the
                           Class D Invested Amount has been
                           reduced in respect of such
                           Collateral Defaulted Amount                     $0.00

                  (b)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of Reallocated
                           Collateral Principal Collections                $0.00

                  (c)      The amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date in respect of items 6(a) and
                           7(a) above                                      $0.00

                  (d)      The total amount by which the
                           Collateral Invested Amount has
                           been reduced on the Distribution
                           Date as set forth in items 8(a),
                           (b) and (c)                                     $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Collateral
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Collateral Interest exceeds
                           the Collateral Invested Amount,
                           if any, as of the Distribution
                           Date, after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class
                           D Defaulted Amount over Available
                           Finance Charge Collections
                           applied to such Class D Defaulted
                           Amount                                          $0.00

                  (b)      The amount by which the Class D
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of Reallocated Principal
                           Collections                                     $0.00

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------


                  (c)      The amount by which the Class D
                           Invested Amount has been reduced
                           on the Distribution Date in
                           respect of items 6(a), 7(a) and 8
                           (a) above                                       $0.00

                  (d)      The total amount by which the
                           Class D Invested Amount has been
                           reduced on the Distribution Date
                           as set forth in items 9(a), (b)
                           and (c)                                         $0.00

                  (e)      The total amount reimbursed on
                           the Distribution Date in respect
                           of reductions in the Class D
                           Invested Amount on prior
                           Distribution Dates                              $0.00

                  (f)      The amount, if any, by which the
                           outstanding principal balance of
                           the Class D Interest exceeds the
                           Class D Invested Amount, if any,
                           as of the Distribution Date,
                           after giving effect to all
                           deposits, withdrawals and
                           distributions on the Distribution
                           Date                                            $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-3
                           Monthly Servicing Fee payable to
                           the Servicer on the Distribution
                           Date                                    $1,020,833.33

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable
                           on the Distribution Date                  $829,678.89

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable
                           on the Distribution Date                  $127,794.72

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the
                           Principal Funding Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date                          $0.00

                  (b)      Deposits to the Principal Funding
                           Account are currently scheduled
                           to commence on the Distribution
                           Date occurring in July 2003 (The
                           initial funding date for the
                           Principal Funding Account may be
                           modified in certain circumstances
                           in accordance with the terms of
                           the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount
                  for the Distribution Date, after giving
                  effect to all deposits, withdrawals and
                  distributions on such Distribution Date                  $0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the
                           Class A Reserve Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                           $0.00

                  (b)      The Class A Required Reserve
                           Account Amount                                  $0.00

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------

         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the
                           Class B Reserve Account on the
                           Distribution Date, after giving
                           effect to all deposits,
                           withdrawals and distributions on
                           such Distribution Date and the
                           related Transfer Date                           $0.00

                  (b)      The Class B Required Reserve
                           Account Amount                                  $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount            $544,250,000.00

         (2)      The Class A Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date        $544,250,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class A Invested Amount
                  on such Distribution Date, to the Class A
                  Initial Invested Amount). The amount of a
                  Class A Certificateholder's pro rata share
                  of the Class A Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class A
                  Certificateholder's Certificate by the
                  Pool Factor                                           1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount             $71,750,000.00

         (2)      The Class B Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $71,750,000.00

         (3)      The Pool Factor for the Distribution Date
                  (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution
                  Date, after giving effect to any
                  adjustment in the Class B Invested Amount
                  on such Distribution Date, to the Class B
                  Initial Invested Amount). The amount of a
                  Class B Certificateholder's pro rata share
                  of the Class B Invested Amount can be
                  determined by multiplying the original
                  denomination of the Class B
                  Certificateholder's Certificate by the
                  Pool Factor                                           1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount          $59,500,000.00

         (2)      The Collateral Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $59,500,000.00

         (3)      The Collateral Invested Amount as a
                  percentage of the Invested Amount on such
                  Distribution Date                                        8.50%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount             $24,500,000.00

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------



         (2)      The Class D Invested Amount on the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date         $24,500,000.00

         (3)      The Class D Invested Amount as a
                  percentage of the Invested Amount on such
                  Distribution Date                                        3.50%

G)       Receivables Balances

         (1)      The aggregate amount of Principal
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period            $7,005,696,248

         (2)      The aggregate amount of Finance Charge
                  Receivables in the Trust at the close of
                  business on the last day of the
                  immediately preceding Monthly Period              $144,471,869

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge
                  Collections for the Series 2000-3
                  Certificates for the preceding Monthly
                  Period (excluding payments received from
                  Interest Rate Protection Agreements)
                  divided by the Invested Amount of the
                  Series 2000-3 Certificates as of the last
                  day of the next preceding Monthly Period,
                  multiplied by 12)                                       24.00%

         (2)      The Net Loss Rate (the Series 2000-3
                  Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of
                  the Series 2000-3 Certificates as of the
                  last day of the next preceding Monthly
                  Period, multiplied by 12)                                8.96%

         (3)      The Portfolio Yield (the Gross Yield minus
                  the Net Loss Rate for the Series 2000-3
                  Certificates for the preceding Monthly
                  Period)                                                 15.04%

         (4)      The Base Rate (Monthly Interest plus
                  Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for
                  the preceding Monthly Period with respect
                  to the related Distribution Date, divided
                  by the Invested Amount of the Series
                  2000-3 Certificates as of the last day of
                  the next preceding Monthly Period,
                  multiplied by 12)                                        4.29%

         (5)      The Net Spread (the Portfolio Yield minus
                  the Base Rate for the Series 2000-3
                  Certificates for the preceding Monthly
                  Period)                                                 10.75%

         (6)      The Monthly Payment Rate (Collections of
                  Principal Receivables and Finance Charge
                  Receivables with respect to all
                  Receivables in the Trust for the preceding
                  Monthly Period divided by the amount of
                  Receivables in the Trust as of the last
                  day of the next preceding Monthly Period)                8.38%

I)       Series 2000-3 Information for the Last Three
         Distribution Dates

         1)       Gross Yield

                  a)       07/15/02         24.00%
                  b)       06/17/02         19.48%
                  c)       05/15/02         25.69%

                     --------------------------------------
                        Series 2000-3 Monthly Statement
                        July 15, 2002 Distribution Date
                     --------------------------------------


         2)       Net Loss Rate

                  a)       07/15/02          8.96%
                  b)       06/17/02          9.69%
                  c)       05/15/02          9.52%

         3)       Net Spread (Portfolio Yield Minus Base
                  Rate)

                  a)       07/15/02         10.75%
                  b)       06/17/02          5.21%
                  c)       05/15/02         11.75%

                  Three Month Average        9.24%

         4)       Monthly Payment Rate

                  a)       07/15/02          8.38%
                  b)       06/17/02          9.69%
                  c)       05/15/02          9.29%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By: _____________________________
                                     Name:   Patricia Garvey
                                     Title:  Vice President